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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  March 2, 1998


                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

               0-28496                                62-1626938
         (Commission File No.)            (IRS Employer Identification No.)


401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2025
(Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS



Mack S. Linebaugh, Jr., President and CEO, announced the election of David M. Resha to the Board of Directors of Community Financial Group, Inc. and its wholly owned subsidiary, The Bank of Nashville. Mr. Resha currently serves as Chief Operating Officer of Sirrom Capital Corporation.

Exhibit: Copy of press release dated March 2, 1998 announcing election of David M. Resha to the CFGI Board of Directors.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COMMUNITY FINANCIAL GROUP, INC.


Date: 4-8-98                                   /s/ Mack S. Linebaugh, Jr.
                                              ---------------------------------
                                              Mack S. Linebaugh, Jr.
                                              Chairman, President
                                              and Chief Executive Officer